Exhibit 10.3

SECOND AMENDMENT TO CO-EXECUTIVE CHAIRMAN AND CHIEF EXECUTIVE OFFICER COMPENSATION PLAN

This Second Amendment (this “Amendment”) to the Co-Executive Chairman and Chief Executive Officer Compensation Plan between National Holdings Corporation, a Delaware corporation (the “Company”) and Mark D. Klein (the “Executive”) dated June 7, 2013, including the annexes thereto, and as amended on June 6, 2014 (the “Agreement”), is entered into and effective on the 23rd day of September, 2014.

W I T N E S S E T H:

WHEREAS, the Executive is employed by the Company pursuant to the terms of the Agreement; and

WHEREAS, Section 19 of Annex D of the Agreement allows the Agreement to be modified by written instrument signed by both the Company and the Executive; and

WHEREAS, the Board of Directors of the Company and the Executive desire to amend the term of the Agreement so that Executive will remain in the employ of the Company from the date of this Amendment until and including December 31, 2014 (the “Termination Date”); and

WHEREAS, the parties have mutually agreed that the term of their employment relationship will expire as of the close of business on the Termination Date; and

WHEREAS, the parties desire to amend the Agreement to clarify the rights and obligations of both parties in their continued employment relationship and upon the subsequent termination thereof, effective as of the Termination Date; and

WHEREAS, the parties wish to execute general releases of claims that (i) the Company (on behalf of itself and affiliates and related parties) (collectively, the “Company Parties”) has against Executive, and (ii) the Executive has against such Company Parties.

NOW, THEREFORE, for and in consideration of the mutual promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.     The first paragraph of the Agreement is hereby amended by (i) substituting “December 31, 2014” for “September 30, 2015” as the end date for the Term and (ii) substituting “Annexes A through and including D” for “Annexes A through and including E.”

2.     The section of the Agreement entitled “Executive Committee” is hereby amended by deleting the second sentence and inserting in lieu thereof, the following:

The only other Members of such Executive Committee shall be Robert F. Fagenson and Mark Goldwasser. For purposes of clarity, the appointment of the aforementioned two Executives to indefinitely serve as members of the Executive Committee shall not be considered a material breach of any provisions of this Agreement. To the extent the Executive at any time becomes the sole member of the Executive Committee, the Executive Committee shall be automatically terminated and the Executive shall report directly to the Board.

3.     The section of the Agreement entitled “Termination of the Term” is hereby amended by deleting the first three paragraphs and inserting in lieu thereof, the following:

The Term and Executive’s employment hereunder may only be terminated prior to its scheduled expiration as follows: (i) by the Company without “Cause,” (ii) by the Company for “Cause,” (iii) by the Company due to “Disability,” (iv) by the Executive for any or no reason, or (v) due to the Executive’s death.

In the event of any termination of the Executive’s employment, including the expiration of the Term on December 31, 2014 (which shall be deemed a termination for all purposes and, for purposes of Executive’s Nonqualified Stock Option and Dividend Equivalent Agreement, such termination due to expiration of the Term will be a termination without Good Reason), the Executive will receive only the Accrued Obligations (including, without limitation, the indemnity and insurance rights set forth in the section of the Agreement entitled “Insurance/Indemnity,”) and the rights regarding the Sign On Grant.

4.     Annex C of the Agreement is hereby amended by deleting the fifth bullet point in its entirety and inserting in lieu thereof, the following:

●

The option term will expire on September 30, 2020 and the Sign On Grant will be exercisable at any time during the option term; provided, that the option term will expire on the three year anniversary of any termination of Executive’s employment that is (i) a termination by the Company for Cause, (ii) a termination by the Executive for any or no reason, and (iii) a termination due to expiration of the Term on December 31, 2014.

5.     Annex D of the Agreement is hereby amended by deleting Section 1.c. in its entirety and inserting in lieu thereof, the following:

c.      “Cause” shall mean, with respect to the Executive, the conviction of or plea of guilty or nolo contendere in each case prior to December 31, 2014 to a felony or other crime involving moral turpitude carrying mandatory jail time of more than twelve (12) months. Any termination by the Board for grounds purporting to constitute Cause shall be described in written notice from the Board to the Executive. Such notice shall describe in detail the acts purporting to constitute Cause.

6.     Annex D of the Agreement is hereby amended by deleting Section 1.k. in its entirety and inserting in lieu thereof, the following:

k.     “Good Reason” shall have no operative effect under this Agreement. For purposes of this Agreement and the Executive’s Nonqualified Stock Option and Dividend Equivalent Agreement, the Executive cannot terminate for “Good Reason” under any circumstances.

7.     Annex D of the Agreement is hereby amended by deleting Section 1.n. in its entirety and inserting in lieu thereof, the following:

n.     [Reserved].

8.     A new paragraph is hereby added to Section 9 of Annex D of the Agreement, which reads as follows:

All references to (A) “current,” “then current,” or “currently” shall mean, and (B) notwithstanding anything to the contrary in this Annex D, the “Group” shall be conclusively determined, as of the date of termination of Executive’s employment. In no event will Executive be in breach of Section 9b of this Annex D for any action or omission taken by any person or entity with which Executive is affiliated (including, without limitation, any Other Businesses or any other entity that engages Executive to perform services) if Executive had no actual knowledge of such act or omission.

9.     The Agreement is hereby amended by deleting Annex E in its entirety.

10.     The parties hereby agree to mutually prepare a press release satisfactory to both parties regarding the Amendment and expiration of the Term.

11.     As a condition to this Amendment, the parties hereby expressly agree to execute the Release set forth on Exhibit A.

12.     As a further condition to this Amendment, the parties hereby expressly agree to execute the Supplemental Release set forth on Exhibit B hereto on January 2, 2015 or within three (3) business days thereafter (covering any period following the date of this Amendment).

13.     Executive will not stand for re-election as a member of the Board of Directors of the Company at its next annual meeting of shareholders; provided, however, that Executive hereby agrees to resign as a director of the Company on the earlier of (i) March 31, 2015, or (ii) immediately prior to the date of the next annual meeting of shareholders.

14.     Except as specifically amended hereby, the Agreement shall remain in full force and effect.

This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date(s) set forth below.

NATIONAL HOLDINGS CORPORATION

/s/ Robert B. Fagenson
By: Robert B. Fagenson
Its: Co-Executive Chairman
Date: September 23, 2014

EXECUTIVE

/s/ Mark D. Klein
Mark D. Klein
Date: September 23, 2014

EXHIBIT A

RELEASE

MARK D. KLEIN (the “Executive”), on behalf of myself and my heirs, successors and assigns, in consideration of the performance by National Holdings Corporation, a Delaware corporation (together with its Subsidiaries, the “Company”), of its obligations under the Employment Agreement, dated June 7, 2013, including the annexes thereto, and as amended on June 6, 2014 and again on September 23, 2014 (such latter amendment the “Amendment”, and collectively as amended the “Agreement”), AND THE UNDERSIGNED ON BEHALF OF THE RELEASED PARTIES (as defined below) do hereby under this “General Release” release and forever discharge as of the date hereof the other (the Company, its affiliates, each such Person’s respective successors and assigns and each of the foregoing Persons’ respective present and former directors, officers, partners, stockholders, members, managers, agents, representatives, employees and affiliates (and each such Person’s respective successors and assigns) collectively, the “Released Parties”). Capitalized terms not herein defined shall have the meanings ascribed them in the Executive’s Agreement. References herein to “I” shall mean “Executive,” and each of the Executive, and the Company (on its behalf and on behalf of the Released Parties) shall be a “Party” to this General Release and collectively referred to as the “Parties.”

1.     For fair and adequate consideration, the sufficiency of which is hereby expressly acknowledged by the Parties, I knowingly and voluntarily release and forever discharge the Company and the other Released Parties from any and all claims, controversies, actions, causes of action, cross-claims, counter-claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys’ fees, or liabilities of any nature whatsoever in law and in equity, both past and present (through the date of this General Release), whether under the laws of the United States or another jurisdiction and whether known or unknown, suspected or claimed against the Company or any of the Released Parties which I, my spouse, or any of my heirs, executors, administrators or assigns, have or may have, which arise out of or are connected with my employment with, or my separation from, the Company (including, but not limited to, any allegation, claim or violation, arising under: Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967, as amended (including the Older Workers Benefit Protection Act); the Equal Pay Act of 1963, as amended; the Americans with Disabilities Act of 1990; the Family and Medical Leave Act of 1993; the Civil Rights Act of 1866, as amended; the Worker Adjustment Retraining and Notification Act; the Employee Retirement Income Security Act of 1974; any applicable Executive Order Programs; the Fair Labor Standards Act; or their state or local counterparts; or under any other federal, state or local civil or human rights law, or under any other local, state, or federal law, regulation or ordinance; or under any public policy, contract or tort, or under common law; or arising under any policies, practices or procedures of the Company; or any claim for wrongful discharge, breach of contract, infliction of emotional distress, or defamation; or any claim for costs, fees, or other expenses, including attorneys’ fees incurred in these matters) (all of the foregoing collectively referred to herein as the “Claims”); provided, however, that nothing contained in this General Release shall apply to or release any of the Released Parties from, (i) any obligation of the Company contained in the Agreement to be performed after the date hereof or any consideration that serves as the basis for this General Release (including, without limitation, the Released Parties’ promises and releases hereunder and the satisfaction of the Accrued Obligations), (ii) any vested or accrued benefits pursuant to any employee benefit plan, program or policy of the Company (including, without limitation, the Sign On Grant), (iii) any rights to indemnification, contribution, D&O or E&O insurance (including, without limitation, those rights under the Agreement), (iv) any rights in respect of any equity awards or other equity or securities in any of the Released Parties or their affiliates, or (v) any rights in respect of the Other Businesses. Nothing herein shall release Executive’s ability to enforce this General Release.

2.     For fair and adequate consideration, the sufficiency of which is hereby expressly acknowledged by the Parties, the Company on behalf of itself and any of the Released Parties, knowingly and voluntarily releases, acquits and forever discharges Executive and his heirs of and from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, bonuses, controversies, agreements, liabilities, promises, claims, obligations, costs, losses, damages and demands of whatever character, in law or in equity, from the beginning of time through the date of execution of this Agreement (all of the foregoing collectively referred to herein as the “Company Claims”).

3.     The Parties represent that they have made no assignment or transfer of any right, claim, demand, cause of action, or other matter covered by this General Release.

4.     I agree that this General Release does not waive or release any rights or claims that I may have under the Age Discrimination in Employment Act of 1967 which arise after the date I execute this General Release.

5.     In signing this General Release, the Parties acknowledge and intend that it shall be effective as a bar to each and every one of the Claims or Company Claims hereinabove released. The Parties expressly consent that this General Release shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims or Company Claims (notwithstanding any state statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims or Company Claims), if any, as well as those relating to any other Claims or Company Claims hereinabove mentioned or implied. The Parties acknowledge and agree that this waiver is an essential and material term of this General Release and that without such waiver the Parties would not have agreed to the terms of the Amendment. The Parties covenant that they shall not directly or indirectly, commence, maintain or prosecute or sue any of the parties released hereunder either affirmatively or by way of cross-complaint, indemnity claim, defense or counterclaim or in any other manner or at all on any Claim or Company Claim covered by this General Release. The Parties further agree that in the event such Party should bring a Claim or Company Claim seeking damages against the other, or in the event a Party should seek to recover against the other in any Claim or Company Claim brought by a governmental agency on the other’s behalf, this General Release shall serve as a complete defense to such Claims or Company Claims. The Parties further agree that they are not aware of any pending charge or complaint of the type described in paragraphs 1 or 2 as of the execution of this General Release.

6.     Both Parties agree that neither this General Release, nor the furnishing of the consideration for this General Release, shall be deemed or construed at any time to be an admission by the other, any Released Party or Executive of any improper or unlawful conduct.

7.     Except as required by applicable law, the Parties agree that this General Release is confidential and agree not to disclose any information regarding the terms of this General Release, except to my immediate family and any tax, legal or other counsel the Parties have consulted regarding the meaning or effect hereof or as required by law, and the Parties will instruct each of the foregoing not to disclose the same to anyone.

8.     Any non-disclosure provision in this General Release does not prohibit or restrict Executive (or Executive’s attorney) from responding to any inquiry about this General Release or its underlying facts and circumstances by the Securities and Exchange Commission, FINRA or any other self-regulatory organization or governmental entity.

9.     Without limitation of any provision of the Agreement, the Parties hereby expressly re-affirm their obligations under the Plan.

10.     Whenever possible, each provision of this General Release shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this General Release is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this General Release shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

“Affiliate” means, with respect to any Person, any Person that controls, is controlled by or is under common control with such Person or an Affiliate of such Person.

“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, investment fund, any other business entity and a governmental entity or any department, agency or political subdivision thereof.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association, or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association, or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association, or other business entity.

BY SIGNING THIS GENERAL RELEASE, THE PARTIES REPRESENT AND AGREE THAT:

(a)     THE PARTIES HAVE READ IT CAREFULLY;

(b)     THE PARTIES UNDERSTAND ALL OF ITS TERMS AND KNOW THAT THE PARTIES ARE GIVING UP IMPORTANT RIGHTS, INCLUDING BUT NOT LIMITED TO, RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; THE EQUAL PAY ACT OF 1963, THE AMERICANS WITH DISABILITIES ACT OF 1990; AND THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED;

(c)     THE PARTIES VOLUNTARILY CONSENT TO EVERYTHING IN IT;

(d)     THE PARTIES HAVE BEEN ADVISED TO CONSULT WITH AN ATTORNEY (VIA THE AGREEMENT AND THIS RELEASE) BEFORE EXECUTING IT AND THE PARTIES HAVE DONE SO OR, AFTER CAREFUL READING AND CONSIDERATION, I HAVE CHOSEN NOT TO DO SO OF MY OWN VOLITION;

(e)     I HAVE HAD AT LEAST 21 DAYS FROM THE DATE OF MY RECEIPT OF THIS RELEASE SUBSTANTIALLY IN ITS FINAL FORM ON SEPTEMBER 23, 2014, TO CONSIDER IT AND THE CHANGES MADE SINCE SUCH DATE ARE NOT MATERIAL AND WILL NOT RESTART THE REQUIRED 21-DAY PERIOD;

(f)     I UNDERSTAND THAT I HAVE SEVEN DAYS AFTER THE EXECUTION OF THIS RELEASE TO REVOKE IT AND THAT THIS RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE EIGHTH DAY FOLLOWING EXECUTION OF THE AGREEMENT;

(g)     THE PARTIES HAVE SIGNED THIS GENERAL RELEASE KNOWINGLY AND VOLUNTARILY AND WITH THE ADVICE OF ANY COUNSEL RETAINED TO ADVISE SUCH PARTY WITH RESPECT TO IT; AND

(h)     THE PARTIES AGREE THAT THE PROVISIONS OF THIS GENERAL RELEASE MAY NOT BE AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF BOTH PARTIES.

(j)     THIS RELEASE SHALL REMAIN IN FULL FORCE AND EFFECT SO LONG AS THE COMPANY IS IN COMPLIANCE WITH ITS OBLIGATIONS UNDER THE AGREEMENT (AND THE NONQUALIFIED STOCK OPTION AND DIVIDEND EQUIVALENT AGREEMENT) AND EXECUTIVE CONTINUING TO ABIDE BY THE POST-TERMINATION OBLIGATIONS AND COVENANTS CONTAINED IN THE AGREEMENT.

DATE: September 23, 2014

COMPANY:

NATIONAL HOLDINGS CORPORATION

By:
Name: Robert B. Fagenson
Title: Co-Executive Chairman

EXECUTIVE:

MARK D. KLEIN

EXHIBIT B

SUPPLEMENTAL RELEASE

MARK D. KLEIN (the “Executive”), on behalf of myself and my heirs, successors and assigns, in consideration of the performance by National Holdings Corporation, a Delaware corporation (together with its Subsidiaries, the “Company”), of its obligations under the Employment Agreement, dated June 7, 2013, including the annexes thereto, and as amended on June 6, 2014 and again on September 23, 2014 (such latter amendment the “Amendment”, and collectively as amended the “Agreement”), AND THE UNDERSIGNED ON BEHALF OF THE RELEASED PARTIES (as defined below) do hereby under this “Supplemental Release” release and forever discharge as of the date hereof the other (the Company, its affiliates, each such Person’s respective successors and assigns and each of the foregoing Persons’ respective present and former directors, officers, partners, stockholders, members, managers, agents, representatives, employees and affiliates (and each such Person’s respective successors and assigns) collectively, the “Released Parties”). Capitalized terms not herein defined shall have the meanings ascribed them in the Executive’s Agreement. References herein to “I” shall mean “Executive,” and each of the Executive, and the Company (on its behalf and on behalf of the Released Parties) shall be a “Party” to this Supplemental Release and collectively referred to as the “Parties.”

1.     For fair and adequate consideration, the sufficiency of which is hereby expressly acknowledged by the Parties, I knowingly and voluntarily release and forever discharge the Company and the other Released Parties from any and all claims, controversies, actions, causes of action, cross-claims, counter-claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys’ fees, or liabilities of any nature whatsoever in law and in equity, both past and present (through the date of this Supplemental Release), whether under the laws of the United States or another jurisdiction and whether known or unknown, suspected or claimed against the Company or any of the Released Parties which I, my spouse, or any of my heirs, executors, administrators or assigns, have or may have, which arise out of or are connected with my employment with, or my separation from, the Company (including, but not limited to, any allegation, claim or violation, arising under: Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967, as amended (including the Older Workers Benefit Protection Act); the Equal Pay Act of 1963, as amended; the Americans with Disabilities Act of 1990; the Family and Medical Leave Act of 1993; the Civil Rights Act of 1866, as amended; the Worker Adjustment Retraining and Notification Act; the Employee Retirement Income Security Act of 1974; any applicable Executive Order Programs; the Fair Labor Standards Act; or their state or local counterparts; or under any other federal, state or local civil or human rights law, or under any other local, state, or federal law, regulation or ordinance; or under any public policy, contract or tort, or under common law; or arising under any policies, practices or procedures of the Company; or any claim for wrongful discharge, breach of contract, infliction of emotional distress, or defamation; or any claim for costs, fees, or other expenses, including attorneys’ fees incurred in these matters) from September 23, 2014 through and including the date of execution of this Supplemental Release (such period the “Transition Period”) (all of the foregoing collectively referred to herein as the “Claims”); provided, however, that nothing contained in this Supplemental Release shall apply to or release any of the Released Parties from, (i) any obligation of the Company contained in the Agreement to be performed after the date hereof or any consideration that serves as the basis for this Supplemental Release (including, without limitation, the Released Parties’ promises and releases hereunder and the satisfaction of the Accrued Obligations), (ii) any vested or accrued benefits pursuant to any employee benefit plan, program or policy of the Company (including, without limitation, the Sign On Grant), (iii) any rights to indemnification, contribution, D&O or E&O insurance (including, without limitation, those rights under the Agreement), (iv) any rights in respect of any equity awards or other equity or securities in any of the Released Parties or their affiliates, or (v) any rights in respect of the Other Businesses. Nothing herein shall release Executive’s ability to enforce this Supplemental Release.

2.     For fair and adequate consideration, the sufficiency of which is hereby expressly acknowledged by the Parties, the Company on behalf of itself and any of the Released Parties, knowingly and voluntarily releases, acquits and forever discharges Executive and his heirs of and from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, bonuses, controversies, agreements, liabilities, promises, claims, obligations, costs, losses, damages and demands of whatever character, in law or in equity during, arising out of or connected to the Transition Period (all of the foregoing collectively referred to herein as the “Company Claims”); provided, however, that nothing contained in this Exhibit B shall apply to or release the Executive from any (i) willful acts of the Executive of fraud or embezzlement against the Company or its Affiliates occurring during the Transition Period, or (ii) any willful breach by the Executive of any material policy of the Company or its Affiliates (as such polic(ies) are in effect on September 23, 2014) to which the Executive is subject that occurs during the Transition Period and which results or could reasonably be expected to result in material harm to the Company or its Affiliates. For purposes of this paragraph, no act on the part of the Executive shall be considered “willful” unless it is done by the Executive in bad faith and without the reasonable belief that the Executive’s action was in the best interests of the Company or its Affiliates, and any act that is based upon authority given pursuant to an action or resolution of the Company’s Board of Directors, or the opinion of counsel for the Company, shall be conclusively presumed to be done by the Executive in good faith (and thus not in bad faith) and in the best interests of the Company.

3.     The Parties represent that they have made no assignment or transfer of any right, claim, demand, cause of action, or other matter covered by this General Release.

4.     I agree that this Supplemental Release does not waive or release any rights or claims that I may have under the Age Discrimination in Employment Act of 1967 which arise after the date I execute this Supplemental Release.

5.     In signing this Supplemental Release, the Parties acknowledge and intend that it shall be effective as a bar to each and every one of the Claims or Company Claims hereinabove released. The Parties expressly consent that this Supplemental Release shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims or Company Claims (notwithstanding any state statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims or Company Claims), if any, as well as those relating to any other Claims or Company Claims hereinabove mentioned or implied. The Parties acknowledge and agree that this waiver is an essential and material term of this Supplemental Release and that without such waiver the Parties would not have agreed to the terms of the Amendment. The Parties covenant that they shall not directly or indirectly, commence, maintain or prosecute or sue any of the parties released hereunder either affirmatively or by way of cross-complaint, indemnity claim, defense or counterclaim or in any other manner or at all on any Claim or Company Claim covered by this Supplemental Release. The Parties further agree that in the event such Party should bring a Claim or Company Claim seeking damages against the other, or in the event a Party should seek to recover against the other in any Claim or Company Claim brought by a governmental agency on the other’s behalf, this Supplemental Release shall serve as a complete defense to such Claims or Company Claims. The Parties further agree that they are not aware of any pending charge or complaint of the type described in paragraphs 1 or 2 as of the execution of this Supplemental Release.

6.     Both Parties agree that neither this Supplemental Release, nor the furnishing of the consideration for this Supplemental Release, shall be deemed or construed at any time to be an admission by the other, any Released Party or Executive of any improper or unlawful conduct.

7.     Except as required by applicable law, the Parties agree that this Supplemental Release is confidential and agree not to disclose any information regarding the terms of this Supplemental Release, except to my immediate family and any tax, legal or other counsel the Parties have consulted regarding the meaning or effect hereof or as required by law, and the Parties will instruct each of the foregoing not to disclose the same to anyone.

8.     Any non-disclosure provision in this Supplemental Release does not prohibit or restrict Executive (or Executive’s attorney) from responding to any inquiry about this Supplemental Release or its underlying facts and circumstances by the Securities and Exchange Commission, FINRA or any other self-regulatory organization or governmental entity.

9.     Without limitation of any provision of the Agreement, the Parties hereby expressly re-affirm their obligations under the Plan.

10.     Whenever possible, each provision of this Supplemental Release shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplemental Release is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Supplemental Release shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

“Affiliate” means, with respect to any Person, any Person that controls, is controlled by or is under common control with such Person or an Affiliate of such Person.

“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, investment fund, any other business entity and a governmental entity or any department, agency or political subdivision thereof.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association, or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association, or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association, or other business entity.

BY SIGNING THIS SUPPLEMENTAL RELEASE, THE PARTIES REPRESENT AND AGREE THAT:

(a)     THE PARTIES HAVE READ IT CAREFULLY;

(b)     THE PARTIES UNDERSTAND ALL OF ITS TERMS AND KNOW THAT THE PARTIES ARE GIVING UP IMPORTANT RIGHTS, INCLUDING BUT NOT LIMITED TO, RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; THE EQUAL PAY ACT OF 1963, THE AMERICANS WITH DISABILITIES ACT OF 1990; AND THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED;

(c)     THE PARTIES VOLUNTARILY CONSENT TO EVERYTHING IN IT;

(d)     THE PARTIES HAVE BEEN ADVISED TO CONSULT WITH AN ATTORNEY (VIA THE AGREEMENT AND THIS RELEASE) BEFORE EXECUTING IT AND THE PARTIES HAVE DONE SO OR, AFTER CAREFUL READING AND CONSIDERATION, I HAVE CHOSEN NOT TO DO SO OF MY OWN VOLITION;

(e)     I HAVE HAD AT LEAST 21 DAYS FROM THE DATE OF MY RECEIPT OF THIS RELEASE SUBSTANTIALLY IN ITS FINAL FORM ON SEPTEMBER 23, 2014, TO CONSIDER IT AND THE CHANGES MADE SINCE SUCH DATE ARE NOT MATERIAL AND WILL NOT RESTART THE REQUIRED 21-DAY PERIOD;

(f)     I UNDERSTAND THAT I HAVE SEVEN DAYS AFTER THE EXECUTION OF THIS RELEASE TO REVOKE IT AND THAT THIS RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE EIGHTH DAY FOLLOWING EXECUTION OF THE AGREEMENT;

(g)     THE PARTIES HAVE SIGNED THIS SUPPLEMENTAL RELEASE KNOWINGLY AND VOLUNTARILY AND WITH THE ADVICE OF ANY COUNSEL RETAINED TO ADVISE SUCH PARTY WITH RESPECT TO IT; AND

(h)     THE PARTIES AGREE THAT THE PROVISIONS OF THIS SUPPLEMENTAL RELEASE MAY NOT BE AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF BOTH PARTIES.

(j)     THIS SUPPLEMENTAL RELEASE SHALL REMAIN IN FULL FORCE AND EFFECT SO LONG AS THE COMPANY IS IN COMPLIANCE WITH ITS OBLIGATIONS UNDER THE AGREEMENT (AND THE NONQUALIFIED STOCK OPTION AND DIVIDEND EQUIVALENT AGREEMENT) AND EXECUTIVE CONTINUING TO ABIDE BY THE POST-TERMINATION OBLIGATIONS AND COVENANTS CONTAINED IN THE AGREEMENT.

DATE:___________, ____

COMPANY:

NATIONAL HOLDINGS CORPORATION

By:
Name:
Title:

EXECUTIVE:

MARK D. KLEIN